ADDENDUM I
TERKAIT
PERJANJIAN KERJA SAMA
PENGGUNAAN UANG ELEKTRONIK

ANTARA

PT E2PAY GLOBAL UTAMA
DAN
PT WALLETKU INDOMPET INDONESIA

ADDENDUM I
OF
USE OF ELECTRONIC MONEY PRODUCTS
COOPERATION AGREEMENT

BETWEEN

PT E2PAY GLOBAL UTAMA
AND
PT WALLETKU INDOMPET INDONESIA

No. E2Pay: 085/ADD-D1/LGL/E2PAY-WII/1122
No. Walletku: 027/LGL-ADD/WII-EGU/X/2022

Addendum Pertama terkait Perjanjian Kerjasama Penggunaan Uang Elektronik antara PT E2Pay Global Utama dan PT Walletku Indompet Indonesia **("Addendum I")** ini dibuat dan ditandatangani oleh dan antara:

This First Addendum of Use of Electronic Money Products Cooperation Agreement between PT E2Pay Global Utama and PT Walletku Indompet Indonesia (the "Addendum **I")** is made and entered into by and between:

1. **PT E2Pay Global Utama,** suatu perseroan terbatas yang didirikan berdasarkan hukum Negara Republik Indonesia, dan beralamat di Gedung Graha aktiva Lantai 6, JI HR Rasuna Said Blok X-1 Kay.03 Kel. Kuningan Timur Kec. Setiabudi, Jakarta Selatan - 12950, dalam hal ini diwakili oleh **Cecil Constantino** A., dalam kedudukannya selaku **Direktur Utama,** dari dan oleh karenanya sah bertindak untuk dan atas nama PT E2pay Global Utama (selanjutnya disebut sebagai"E2Pay"); dan

1. **PT E2Pay Global Utama,** a limited liability company established under the laws of the Republic of Indonesia and having its legal domicile in Graha Aktiva Building 6'" floor, JI HR Rasuna Said Blok X-1 Kay.03 Kel. Kuningan Timur Kec. Setiabudi, South Jakarta — 12950, in this case is represented by **Cecil Constantino A.** in his capacity as the **President Director,** therefore, is entitled to act for and on behalf of PT E2pay Global Utama (hereinafter will be referred to as **"E2Pay");** and

2. **PT Walletku Indompet Indonesia ,** suatu perseroan terbatas yang didirikan berdasarkan hukum negara Republik Indonesia, yang beralamat di Infinia Park Unit C-105, JI. Dr. Saharjo No. 45, Kelurahan Manggarai, Kecamatan Tebet. Kota Administrasi Jakarta Selatan, Provinsi DKI Jakarta, 12850, yang dalam hal ini diwakili olehTri **Putra Permadi** dalam jabatannya selaku **Direktur Utama,** dari dan oleh karenanya berhak dan berwenang bertindak untuk dan atas nama PT Walletku Indompet Indonesia (selanjutnya disebut sebagai **"Walletku").**

2. **PT Walletku Indompet Indonesia,** a limited liability company, established under the laws of the Republic of Indonesia, addressed at Infinia Park Unit C-105, JI. Dr. Saharjo No. 45, Kelurahan Manggarai, Kecamatan Tebet, Kota Administrasi Jakarta Selatan, Provinsi DKI Jakarta, 12850, in this case is represented by **Tri Putra Permadi,** in their respective capacity as the **President Director,** therefore are entitled and authorized to represent PT Walletku Indompet Indonesia (hereinafter will be referred to **"Walletku").**

E2Pay dan **Walletku,** secara sendiri-sendiri disebut sebagai **Pihak** dan bersama-sama disebut sebagai **Para Pihak.**

E2Pay and **Walletku** individually referred to as **Party** and jointly as the **Parties.**

Para Pihak sebelumnya menerangkan bahwa sehubungan dengan Perjanjian Kerja Sama Penggunaan Produk Uang Elektronik dengan nomor E2Pay: 011/PKS-D1/Lgl/E2Pay-W11/0320 dan nomor Walletku: 029/LGL-PKS/EGU-WU/III/2020 tertanggal 18 Maret 2020

The Parties previously explained that in relation to the Cooperation Agreement for Accepting Walletku Transactions with E2Pay No: 011/PKS-D1 /Lgl/E2Pay-W11/0320
and Walletku No: 029/LGL-PKS/EGU-WII/111/2020 dated 18 March 2020 **("Initial Agreement"),** the

("Perjanjian Awal"), Para Pihak sepakat untuk melakukan perubahan atas ketentuan pada Perjanjian Awal, perubahan mana akan dituangkan ke dalam Addendum I ini yang berisi sebagai berikut:

Parties agree to make changes to the provisions of the Initial Agreement, which changes will be included in the Addendum I which contains the following:

I. Mengubah ketentuan Pasal 1 ayat 1 dan ayat 2 Perjanjian terkait Lingkup Kerja Sama sehingga diubah menjadi:

I. Amend the provisions of Article 1 paragraph 1 and paragraph 2 of the Agreement related to Scope of Cooperation so that it stipulates as follows:

PASAL 1
LINGKUP KERJA SAMA

ARTICLE 1
SCOPE OF COOPERATION

1. E2Pay memberikan hak kepada Walletku untuk menggunakan *platform* layanan uang elektronik milik E2Pay tersebut yaitu m-Bayar dan NUcash yang merupakan *subsidiary* dari E2Pay **("Produk E2Pay")** sebagai kebutuhan Layanan pada produk Walletku yang bernama WCash **("Produk Walletku")** dengan menggunakan sistem *Open API* Pembayaran (definisi terdapat di dalam Lampiran 3 mengenai Definisi) sehingga bisnis dan *end user/customer* dapat melakukan transaksi melalui Produk E2Pay.

1. E2Pay grants the right to Walletku to use E2Pay's electronic money service platform, namely m-Bayar and NUcash which is a subsidiary of E2Pay **("E2Pay Products")** as a service requirement for Walletku product named WCash **("Walletku Product")** using Payment Open API system (defined on Attachment 3 on Definition) so that the business and end user/customer can make transactions through E2Pay Products.

2. E2Pay menyediakan metode pembayaran berbasis *Quick Response Indonesia Standard* **("QRIS")** di mana Layanan QR *Code* terhubung dengan PJP (Penyedia Jasa Pembayaran) menggunakan *Open API* pembayaran guna memproses transaksi pembayaran yang dilakukan oleh bisnis dan *end user/customer.*

2. E2Pay provides a payment method based on Quick Response Indonesia Standard ("QRIS") where the QR Code service is connected to the Payment Service Provider (Penyedia Jasa Pembayaran/PJP) using Payment Open API to process payment transactions made by business and end user/customer.

II. Mengubah ketentuan Pasal 2 Perjanjian mengenai Hak dan Kewajiban Para Pihak sehingga menjadi sebagaimana berikut:

II. Amend the provisions of Article 2 of the Agreement regarding Rights and Obligations, so that it becomes as follows:

PASAL 2
HAK DAN KEWAJIBAN PARA PIHAK

ARTICLE 2
RIGHTS AND OBLIGATIONS OF THE PARTIES

Tanpa mengesampingkan hak dan kewajiban lainnya selain yang telah diatur dalam Pasal 2 ini, maka hak dan kewajiban Para Pihak adalah sebagai berikut:

Without prejudice to other rights and obligations other than those stipulated in Article 2, the rights and obligations of the Parties are as follows:

1. Hak E2Pay adalah sebagai berikut:
   a. Menggunakan sendiri Produk E2Pay miliknya.
   b. Menerima dan mengenakan biaya transaksi kepada Walletku sebagaimana diatur dalam Lampiran 2 Perjanjian.

1. E2Pay's rights are as follows:
   a. Using E2Pay product for Walletku.
   b. Receive and charge transaction fees to Walletku as stipulated in Attachment 2 of the Agreement.



c. Memberikan izin untuk menggunakan Produk E2Pay kepada pihak lainnya selain Walletku.
d. Menyediakan Layanan *QR Code* berbasis QRIS kepada bisnis dan *end user/customer* yang telah bekerja sama dengan Walletku.
e. Melakukan pengawasan terhadap penggunaan Produk E2Pay yang digunakan oleh Walletku.
f. Setiap scat meminta data pendukung dan Layanan Pelanggan kepada Walletku sehubungan dengan keluhan bisnis dan *end user/customer* yang disampaikan kepada E2Pay dan Walletku wajib segera memberikan setiap data pendukung yang diminta E2Pay untuk keperluan penyelesaian keluhan *end user/customer.*
g. Menonaktifkan dan/atau mengalihkan ke fitur atau mekanisme lain terhadap fitur dan proses bisnis Produk E2Pay apabila tidak lagi sesuai dengan ketentuan terbaru yang ditentukan oleh E2Pay.
h. Melakukan modifikasi fitur dan proses bisnis Produk E2Pay yang dalam penerapannya sudah tidak lagi sesuai dengan ketentuan terbaru dari E2Pay.
i. Menerima pendapatan atas jasa layanan Open API Pembayaran yang diberikan.
j. Membatalkan penyediaan layanan Open API Pembayaran dalam hal Walletku tidak menjalankan atau mengaktivasi Open API Pembayaran dalam jangka waktu aktivasi yang ditentukan oleh E2Pay.
k. Mengakhiri Perjanjian dengan melakukan pemberitahuan tertulis terlebih dahulu dalam jangka waktu selambat-lambatnya 30 (tiga puluh) hari kerja kepada Walletku sebelum pengakhiran kerja sama apabila sewaktu-waktu diminta oleh instansi yang berwenang (termasuk BI).
I. Melakukan perubahan, penggantian, dan pembaharuan sistem Open API Pembayaran.
m. Menunda atau tidak memproses transaksi dalam hal transaksi atau data yang diminta Walletku antara lain terindikasi dengan *fraud,* pemblokiran oleh otoritas berwenang, atau dalam proses penyidikan oleh otoritas berwenang.
n. Melakukan pembatasan transaksi layanan Open API Pembayaran, seperti: (1) nilai maksimal transaksi

c. Give permission to use E2Pay Products to other parties other than Walletku.
d. Providing QRIS-based QR Code Services to businesses and end users/customers who have collaborated with Walletku.
e. Supervise the use of E2Pay Products used by Walletku.
f. At any time requesting supporting data and Customer Service from Walletku in connection with business and end user/customer complaints submitted to E2Pay and Walletku must immediately provide any supporting data requested by E2Pay for the purposes of resolving end user/customer complaints.
g. Deactivate and/or transfer to other features or mechanisms for the features and business processes of the E2Pay Product if it is no longer in accordance with the latest provisions determined by E2Pay.
h. Modify the features and business processes of E2Pay Products which in its implementation are no longer in accordance with the latest provisions of E2Pay.
i. Receiving revenue for Payment Open API services provided.
J. Cancel the provision of Payment Open API services in the event that Walletku does not run or activate Payment Open APIs within the activation period specified by the E2Pay.
k. Terminating the contract by giving written notice within a period of no later than 30 (thirty) working days to Walletku prior to the termination of the cooperation if at any time requested by the authorized agency (including BI).
I. Make changes, replacements, and updates to the Payment Open API system.
m. Delaying or not processing transactions in terms of transactions or data requested by Walletku, among others, indicated by fraud, blocking by the competent authority, or in the process of being investigated by the competent authority.
n. Limiting transactions in the Payment Open API service, such as: (1) the maximum value of transactions that can

yang dapat dilakukan melalui layanan Open API Pembayaran; (2) waktu pemrosesan transaksi.

o. Meminta bukti persetujuan Konsumen kepada Walletku.

Melakukan pemblokiran sementara.

Membatasi akses kepada Walletku terhadap layanan Open API Pembayaran.

r. Memperoleh laporan segera setelah kejadian dari Walletku dalam hal terjadi insiden keamanan, seperti kegagalan sistem, kegagalan pelindungan data akibat kebocoran data, *fraud* dan transaksi tidak wajar.

be carried out through the Payment Open API service; (2) transaction processing time.

o. Request proof of Consumer approval from Walletku.

p. Perform temporary blocking.

q. Restricting access to Walletku to the Payment Open API service.

r. Obtain reports immediately after the incident from Walletku in the event of security incidents, such as system failures, data protection failures due to data leaks, fraud and improper transactions.

2. Kewajiban E2Pay, antara lain:

a. Memberikan bantuan teknis terkait dengan proses pengembangan dan integrasi terhadap Produk E2Pay dan Layanan QRIS.

b. Melaksanakan kewajiban dan tanggung jawab lainnya yang menurut sifatnya dalam Perjanjian ini merupakan kewajiban E2Pay.

c. Menerapkan SNAP (definisi terdapat di Lampiran 3) pada layanan Open API Pembayaran yang diselenggarakan oleh E2Pay untuk proses pratransaksi, inisiasi, dan otorisasi.

d. Meneruskan data dan/informasi terkait Sistem Pembayaran yang disampaikan Walletku kepada Bank Indonesia sesuai dengan tata cara dan mekanisme yang ditetapkan Bank Indonesia

e. Menyediakan data terkini kepada Walletku.

f. Memberitahukan kepada Walletku apabila terdapat perubahan sistem Open API Pembayaran.

g. Menetapkan persyaratan minimum yang dipenuhi oleh Walletku sebelum menggunakan layanan Open API Pembayaran.

h. Menjaga kerahasiaan data, termasuk namun tidak terbatas pada informasi rahasia yang bersifat teknis maupun komersial, sesuai dengan peraturan perundang-undangan.

i. Memiliki *Business Continuity Plan* (BCP) dan *Business Recovery Plan* (BRP).

j. Melakukan penanganan dan penyelesaian pengaduan yang diajukan oleh Konsumen melalui Walletku.

2. E2Pay's obligations, including:

a. Provide technical assistance related to the development and integration process of E2Pay Products and QRIS Services.

b. Carry out other obligations and responsibilities which by their nature in this Agreement are E2Pay's obligations.

c. Implement SNAP (definitions set forth in Appendix 3) on Payment Open API services hosted by E2Pay for pre-transaction, initiation, and authorization processes.

d. Forward data and/information related to the Payment System submitted by Walletku to Bank Indonesia in accordance with the procedures and mechanisms established by Bank Indonesia.

e. Provides up-to-date data to Walletku.

f. Notify Walletku if there are changes to the Payment Open API system.

g. Set the minimum requirements that Walletku meets before using the Payment Open API service.

h. Maintain the confidentiality of data, including but not limited to confidential information of a technical or commercial

V./

nature, in accordance with the laws and regulations.

i. Have a Business Continuity Plan (BCP) and a Business Recovery Plan (BRP).

k. Melakukan pemantauan atas pola transaksi dan/atau transaksi tidak wajar yang dilakukan melalui layanan Open API Pembayaran. Dalam hal terjadi indikasi transaksi tidak wajar maka E2Pay:
   1) menghentikan sementara layanan Open API Pembayaran tersebut;
   2) menyampaikan laporan kepada satuan kerja yang melaksanakan fungsi pengawasan sistem pembayaran di Bank Indonesia dalam laporan insidental sebagaimana dimaksud dalam ketentuan Bank Indonesia mengenai penyedia jasa pembayaran.
   3) segera menyampaikan pemberitahuan secara tertulis (elektronik dan/atau non elektronik) setelah adanya transaksi tidak wajar diketahui paling lambat 3x24 jam dengan memperhatikan peraturan perundang-undangan yang terkait kepada:
      a) Konsumen yang terdampak;
      b) pihak yang bekerja sama dalam layanan Open API Pembayaran; dan/atau
      c) otoritas berwenang lainnya.

l. Mewajibkan pihak-pihak yang bekerja sama dengan E2Pay untuk:
   1) menerapkan standar yang ditetapkan di dalam SNAP;
   2) menyampaikan data dan/atau informasi terkait Sistem Pembayaran yang diminta Bank Indonesia sesuai tata cara dan mekanisme yang ditetapkan Bank Indonesia; dan
   3) menjaga kerahasiaan data yang dikerjasamakan.

3. Hak Walletku adalah sebagai berikut:
   a. Mendapatkan informasi maupun data yang dibutuhkan dari E2Pay atas produk Walletku.
   b. Menggunakan Produk E2Pay sesuai dengan maksud dan tujuan sebagaimana mestinya.
   c. Mendapatkan pengakuan dan perlindungan atas penggunaan Produk E2Pay milik E2Pay.
   d Mendapatkan dukungan teknis, *compliance,* peraturan dan layanan pelanggan dari E2Pay terkait penggunaan Layanan uang elektronik yang dimiliki E2Pay.

j. Handling and resolving complaints submitted by Consumers through Walletku.

k. Monitoring the pattern of transactions and/or unfair transactions made through the Payment Open API service. In the event of an indication of an improper transaction, the E2Pay:
   1) temporarily stop the Payment Open API service;
   2) submit a report to the work unit that carries out the payment system supervisory function at Bank Indonesia in the incidental report as referred to in the Bank Indonesia regulations regarding payment service provider.
   3) immediately submit a written notification (electronic and/or non-electronic) after an unreasonable transaction is discovered no later than 3x24 hours by taking into account the relevant laws and regulations to:
      a) Affected consumers;
      b) parties who cooperate in Payment Open API services; and/or
      c) other competent authorities.

l. Require parties that cooperate with E2Pay to:
   1) apply the standards set out in SNAP;
   2) submit data and/or information related to the Payment System requested by Bank Indonesia in accordance with the procedures and methe mechanism established by Bank Indonesia; and
   3) maintain the confidentiality of the data that is collaborated.

3. Walletku rights are as follows:
   a. Get the required information and data from E2Pay for Walletku products.
   b. Using E2Pay Products in accordance with the intent and purpose as it should be.
   c. Get recognition and protection for the use of E2Pay's E2Pay Products.
   d. Get technical support, compliance, regulations and customer service from

e. Menggunakan layanan Open API Pembayaran yang disediakan E2Pay.

f. Melakukan pembatalan transaksi sesuai dengan persetujuan dan mekanisme yang ditentukan oleh E2Pay.

g. Mendapatkan data yang benar, akurat, dan terkini dari E2Pay.

h. Membatalkan penggunaan layanan Open API Pembayaran dalam hal E2Pay tidak menjalankan atau mengaktivasi Open API Pembayaran dalam jangka waktu aktivasi yang telah disepakati bersama.

i. Mengakhiri kerja sama dengan melakukan pemberitahuan terlebih dahulu dalam jangka waktu tertentu sebelum pengakhiran kerja sama. 4. Kewajiban Walletku adalah sebagai berikut:

a. Membayar biaya transaksi kepada E2Pay sebagaimana diatur dalam Lampiran 2 Perjanjian .

b. Menghormati dan tidak melanggar Hak katas Kekayaan intelektual milik E2Pay.

c. Tidak menggunakan Produk E2Pay untuk keperluan yang bertentangan dengan peraturan perundang-undangan yang berlaku.

d. Bersama-sama dengan E2Pay menyelesaikan seluruh klaim, permasalahan, keluhan yang timbul berkaitan dengan pelaksanaan transaksi dengan bisnis dan *end user/customer* terkait penggunaan fitur Produk Walletku di Produk E2Pay.

e. Dalam hal terjadi *fraud* yang menyebabkan kerugian finansial maupun non finansial di sisi E2Pay yang diakibatkan oleh kesengajaan dan/atau kesalahan oleh Walletku dalam pelaksanaan Perjanjian ini maka Walletku wajib bertanggung jawab atas setiap kerugian finansial maupun non finansial tersebut termasuk namun tidak terbatas terhadap adanya tuntutan, gugatan, permintaan ganti rugi, dan klaim, jika *fraud* tersebut disebabkan hanya oleh sebab kesalahan atau kelalaian Walletku.

f. Bahwa setiap penyampaian keluhan terkait e-money, debit credit transaksi M-bayar akan diselesaikan oleh E2Pay, sedangkan untuk registrasi (KYC) akan diselesaikan oleh Walletku.

E2Pay regarding the use of electronic money services owned by E2Pay.

e Using the Payment Open API service provided by E2Pay.

f. Cancel the transaction in accordance with the approval and mechanism determined by E2Pay.

g. Obtain true, accurate and up-to-date data from E2Pay.

h. Canceling the use of the Payment Open API service in the event that E2Pay does not run or activate the Payment Open API within the activation period that has been mutually agreed upon.

i. Terminating the cooperation by giving advance notice within a certain period of time before the termination of the cooperation.

4. Walletku obligations are as follows:

a. Paying transaction fees to E2Pay as stipulated in Attachment 2 to the Agreement.

b. Respect and not violate E2Pay's Intellectual Property Rights.

c. Do not use E2Pay Products for purposes that are contrary to the applicable laws and regulations.

d. Together with E2Pay resolve all claims, problems, complaints that arise related to the implementation of transactions with businesses and end users/customers related to the use of Walletku Product features in E2Pay Products.

e. In the event of fraud that causes financial or non-financial losses on the E2Pay side caused by intentional and/or error by Walletku in the implementation of this Agreement, Walletku must be responsible for any financial or nonfinancial losses including but not limited to claims, lawsuits, requests for compensation, and claims, if the fraud is caused only by the fault or negligence of Walletku.

f. The mechanism for submitting complaints regarding e-money, M-bayar debit credit transaction will be resolved by E2Paymeanwhile complaint regarding

. Melaksanakan dan mematuhi ketentuan-ketentuan dalam Perjanjian ini dengan penuh tanggung jawab dan profesionalisme dengan memperhatikan kepentingan dan menjaga niat balk dan reputasi E2Pay.

a. Menyertakan nama E2Pay terhadap produk Walletku dengan melalui kesepakatan bersama oleh Para Pihak.

b. Menerapkan SNAP pada layanan Open API Pembayaran yang diselenggarakan oleh Walletku untuk proses pra-transaksi, inisiasi, dan otorisasi.

j Menyampaikan data dan/atau informasi terkait Sistem Pembayaran kepada Bank Indonesia sesuai dengan tata cara dan mekanisme yang ditetapkan Bank Indonesia melalui E2Pay.

k. Melakukan pengujian fungsionalitas serta memenuhi persyaratan yang ditetapkan oleh E2Pay dalam proses persiapan keikutsertaan *(onboarding).*

I. Mendapatkan persetujuan Konsumen terlebih dahulu sebelum transaksi diproses dan diteruskan kepada E2Pay.

m. Memberikan persetujuan Konsumen kepada E2Pay (jika diminta).

n. Menyimpan data sesuai dengan peraturan perundang-undangan dan prinsip kehati-hatian.

o. Menghapus data milik Konsumen atas permintaan Konsumen dengan tetap memperhatikan peraturan perundangan-undangan.

p. Menggunakan data yang diberikan oleh E2Pay hanya untuk kepentingan Konsumen.

q. Menerapkan standar teknis dan keamanan, standar data, dan spesifikasi teknis yang ditentukan dalam SNAP.

r. Memberitahukan secara tertulis kepada E2Pay apabila terdapat kebocoran data.

s. Memberitahukan kepada E2Pay jika terjadi perubahan persetujuan dari Konsumen.

t. Menjaga kerahasiaan data (informasi rahasia) sesuai dengan peraturan perundangan-undangan

u. Melakukan penanganan pengaduan yang diajukan oleh Konsumen.

v. Melakukan pemantauan atas pola transaksi dan/atau transaksi tidak

registration (KYC) will be resolved by E2Pay.

g. Implement and comply with the provisions of this Agreement with full responsibility and professionalism by taking into account the interests and maintaining the goodwill and reputation of E2Pay.

h. Include the name of E2Pay on Walletku products by mutual agreement by the Parties.

i. Implementing SNAP on Payment Open API services hosted by Service User PJP for pre-transaction, initiation, and authorization processes.

j. Submitting data and/or information related to the Payment System to Bank Indonesia in accordance with the procedures and mechanisms stipulated by Bank Indonesia through the E2Pay.

k. Conduct functionality testing and fulfill the requirements set by E2Pay in the onboarding preparation process.

I. Obtain Consumer approval before the transaction is processed and forwarded to E2Pay.

m. Provide Consumer approval to E2Pay (if requested).

n. Store data in accordance with laws and regulations and the precautionary principle.

o. Deleting data belonging to the Consumer at the request of the Consumer by taking into account the laws and regulations.

p. Using the data provided by E2Pay only for the benefit of the Consumers.

q. Implement technical and security standards, data standards, and technical specifications specified in SNAP.

r. Notify E2Pay in writing if there is a data leak.

s. Notify the E2Pay if there is a change in the consent of the Consumer.

t. Maintain the confidentiality of data (confidential information) in accordance with the laws and regulations.

u. Handling complaints submitted by consumers.

wajar yang dilakukan melalui layanan Open API Pembayaran. Dalam hal terjadi indikasi transaksi tidak wajar maka Walletku:
1) menghentikan sementara layanan Open API Pembayaran tersebut.
2) segera menyampaikan laporan kepada satuan kerja yang melaksanakan fungsi pengawasan sistem pembayaran di Bank Indonesia dalam laporan insidental sebagaimana dimaksud dalam ketentuan Bank Indonesia mengenai penyedia jasa pembayaran. Adapun bagi Walletku maka penyampaian laporan dilakukan melalui E2Pay.
3) segera menyampaikan pemberitahuan secara tertulis (elektronik dan non elektronik) setelah adanya transaksi tidak wajar diketahui paling lambat 3x24 jam dengan memperhatikan peraturan perundang-undangan terkait kepada:
   a) Konsumen yang terdampak;
   b) pihak yang bekerja sama dalam layanan Open API Pembayaran; dan/atau
   c) otoritas berwenang lainnya.

w. Dalam hal Walletku melakukan kerja sama dengan pihak selain E2Pay, maka Walletku memastikan bahwa pihak-pihak tersebut menerapkan standar yang ditetapkan di dalam SNAP, serta menjaga kerahasiaan data yang dikerjasamakan.

III. Menambah ketentuan Pasal 6 mengenai Pernyataan dan Jaminan, sehingga berbunyi sebagai berikut.

PASAL 6

PERNYATAAN DAN JAMINAN

8. Para Pihak wajib menerapkan Standar *Nasional Open* API Pembayaran pada layanan sesuai dengan peraturan dan perundang-undangan yang berlaku termasuk namun tidak terbatas PADG No.23/15/PADG/2021 tentang Implementasi Standar Nasional *Open Application Programming Interface* Pembayaran dan Para Pihak wajib untuk melakukan pembaharuan terhadap spesifikasi teknis atas layanan sesuai Standar Nasional Open API

v. Monitoring the pattern of transactions and/or unfair transactions made through the Payment Open API service. In the event of an indication of an improper transaction, Walletku:

1) temporarily stop the Payment Open API service.
2) immediately submit a report to the work unit that carries out the payment system supervision function at Bank Indonesia in the incidental report as referred to in the Bank Indonesia regulations regarding payment service providers. As for Walletku, the report is submitted through the E2Pay.
3) immediately submit a written notification (electronic and non-electronic) after an unreasonable transaction is discovered no later than 3x24 hours by taking into account the relevant laws and regulations to:
   a) Affected consumers;
   b) parties who cooperate in Payment Open API services; and/or
   c) other competent authorities.

w. In case Walletku does cooperation with parties other than E2Pay, Walletku ensures that these parties apply the standards set out in SNAP, and maintain the confidentiality of the data they collaborate with.

Adding to the provisions of Article 6 regarding Statements and Guarantees, so that it reads as follows.

ARTICLE 6

REPRESENTATIONS AND WARRANTIES

8. The Parties shall apply the National Standard Payment Open API to the service in accordance with applicable laws and regulations including but not limited to PADG No.23/15/PADG/2021 concerning the Implementation of the National Standard Open Application Programming Interface Payment and the Parties are obliged to update the technical specifications of services in accordance with the National Standard Payment Open API that has been updated by Bank Indonesia.

Pembayaran yang telah diperbaharui oleh Bank Indonesia.

9. E2Pay dan/atau Walletku mematuhi peraturan perundang-undangan antara lain mengenai anti-suap, anti-korupsi, anti-pencucian uang, dan pencegahan pendanaan terorisme.
10. E2Pay dan/Walletku menginformasikan kepada masing-masing pihak setiap kejadian yang dapat mempengaruhi kemampuan keuangan perusahaan, seperti aksi korporasi berupa perubahan kelembagaan (antara lain penggabungan, peleburan, pengambilalihan, dan pemisahan).
11. Para pihak dilarang menyalahgunakan data terkait dengan layanan Open API Pembayaran.
12. Para Pihak setuju untuk tunduk kepada ketentuan PADG No.23/15/PADG/2021 tentang I mplementasi Standar Nasional *Open Application Programming Interface* Pembayaran dan Pedoman Tata Kelola Standar Nasional Open API Pembayaran yang berlaku serta perubahan-perubahannya.

9. E2Pay and/or Walletku comply with laws and regulations, including anti-bribery, anti-corruption, anti-money laundering, and prevention of terrorism financing.
10. E2Pay and/VValletku inform each party of any events that may affect the company's financial capacity, such as corporate actions in the form of institutional changes (among others mergers, consolidations, takeovers, and separations).
11. The parties are prohibited from abusing data related to the Payment Open API service.
12. The Parties agrees to comply to the provisions of PADG No.23/15/PADG/2021 concerning the Implementation of the National Standard Open Application Programming Interface Payment and the Applicable National Standard Governance Guidelines for Payment API and its changes.

IV. Mengubah ketentuan Pasal 8 ayat 2 IV. mengenai Pengakhiran Perjanjian, sehingga berbunyi sebagai berikut:

Adding to the provisions of Article 8 paragraph 2 regarding Termination of Agreement, so that it becomes as follows:

PASAL 8
PENGAKHIRAN PERJANJIAN

2. E2Pay dapat memutuskan perjanjian kepada Walletku sebelum pengakhiran Perjanjian dalam hal terjadi sebab-sebab sebagai berikut:
   a. berdasarkan pemberitahuan tertulis dari salah satu pihak kepada pihak lainnya dalam jangka waktu tertentu sebelum tanggal pengakhiran yang diminta oleh pihak yang bermaksud untuk mengakhiri kerja sama;
   b. salah satu pihak melakukan pelanggaran atau wanprestasi sebagaimana dimaksud dalam Pasal 9;
   c. izin usaha salah satu pihak dicabut atau dibekukan oleh Bank Indonesia dan/atau otoritas berwenang lainnya, baik secara sebagian atau keseluruhan;
   d. salah satu pihak dilikuidasi atau melikuidasi;
   e. salah satu pihak dinyatakan pailit berdasarkan keputusan pengadilan yang telah berkekuatan hukum tetap;
   f. atas pertimbangan E2Pay bahwa Walletku melakukan tindakan yang menimbulkan kerugian dan/atau menyalahgunakan layanan Open API Pembayaran dan data;

ARTICLE 8
TERMINATION OF AGREEMENT

2. E2Pay may terminate the agreement with Walletku prior to the termination of the Agreement in the event of the following reasons:
   a. based on written notification from one of the parties to the other party within a certain period before the termination date requested by the party intending to terminate the cooperation;
   b. one of the parties commits a violation or default as referred to in Article 9;
   c. the business license of one of the parties is revoked or suspended by Bank Indonesia and/or other competent authorities, either in part or in whole;
   d. one of the parties is liquidated or liquidated:
   e. one of the parties is declared bankrupt based on a court decision that has permanent legal force:
   f. on E2Pay's consideration that Walletku takes actions that cause losses and/or misuses Payment Open API services and data;

m. atas pertimbangan Walletku bahwa E2Pay melakukan tindakan yang menimbulkan kerugian dan/atau menyalahgunakan layanan Open API Pembayaran; dan
n. atas perintah otoritas berwenang

V. Menambah ketentuan di dalam Perjanjian sehingga memiliki Pasal 20 mengenai Penghentian dan Pengaktifan Sementara, yang berbunyi sebagai berikut:

PASAL 20
PENGHENTIAN SEMENTARA DAN PENGAKTIFAN

1. Penghentian Sementara API Pembayaran oleh E2Pay (pemblokiran)
   a. sebab-sebab penghentian sementara dilakukan oleh E2Pay adalah sebagai berikut:
      1) dugaan transaksi mencurigakan;
      2) dugaan *fraud;*
      3) dugaan penyalahgunaan layanan Open API Pembayaran;
      4) adanya indikasi kebocoran data; dan
      5) permintaan dari otoritas yang berwenang

   b. Apabila dilakukan penghentian sementara, E2Pay akan memberikan Surat Pemberitahuan serta alasan penghentian sementara kepada Walletku.
   c. Apabila ditemukan indikasi sebagaimana dinyatakan dalam Pasal 20 ayat 1 di atas, E2Pay akan menghentikan sementara secepatnya dan melakukan investigasi internal terhadap temuan yang terdeteksi oleh E2Pay.

2. Pengaktifan Kembali
   a. Jika ditemukan adanya indikasi *fraud,* dll, maka perbaikan dapat dilakukan oleh Walletku dengan prosedur Walletku.
   b. apabila dalam 3x24 jam sejak adanya pelaporan temuan, tidak terbukti adanya indikasi sebagaimana dinyatakan dalam Pasal 20 ayat 1 di

g. on Walletku's consideration that E2Pay takes actions that cause losses and/or abuses the Payment Open API service; and
h. by order of the competent authority.

V. Adding provisions in the Agreement so that it has Article 20 regarding Suspension and Temporary Activation, which reads as follows:

ARTICLE 20
TEMPORARY SUSPENSION AND ACTIVITY

1. Temporary Suspension of Payment API by E2Pay(blocking)
   a. the reasons for the temporary suspension carried out by E2Pay are as follows:
      1) suspected suspicious transactions;
      2) suspected fraud;
      3) alleged misuse of Payment Open API services;
      4) there are indications of data leakage; and
      5) a request from the competent authority

   b. In the event of a temporary suspension, E2Pay will provide a Notification Letter as well as the reason for the temporary suspension to Walletku.
   c. If an indication is found as stated in Article 20 paragraph 1 above, E2Pay will temporarily stop immediately and conduct an internal investigation of the findings detected by E2Pay.

2. Reactivation
   a. If an indication of fraud is found, etc., then repairs can be made by Walletku with Walletku's procedure.
   b. If within 3x24 hours since the reporting of the findings, there is no evidence of any indication as stated in Article 20 paragraph 1 above, then the

atas, maka kerja sama dapat dilanjutkan kembali seperti semula yang dibuktikan dengan Surat Pemberitahuan Pengaktifan Kembali.

cooperation can be resumed as before as indicated by a Notice of Reactivation.

VI. Menambah ketentuan Pasal 18 mengenai Ketentuan Lain-Lain, sehingga berbunyi sebagai berikut:

5. Dalam hal adanya Pengguna dari Walletku yang menyampaikan pengaduan atas Layanan melalui Walletku, maka Walletku wajib rnenangani pengaduan tersebut terlebih dulu.
6. Apabila pengaduan Pengguna terkait dengan Uang Elektronik, maka aduan tersebut dapat diteruskan kepada E2Pay.
7. Mekanisme Open API Pembayaran akan tetap berjalan sesuai dengan SOP yang dimiliki oleh E2Pay.

VI. Adding to the provisions of Article 18 regarding Other Provisions, so that it reads as follows:

5. In the event that a User from Walletku submits a complaint on the Service through Walletku, Walletku must first handle the complaint.
6. If the User's complaint is related to Electronic Money, then the complaint can be forwarded to E2Pay.
7. The Payment Open API mechanism will continue to run according to the SOP owned by E2Pay.

VII. Addendum I ini mulai berlaku sejak tanggal 16 November 2022 **("Tanggal Efektif")** dan berlaku hingga berakhirnya Jangka Waktu Perjanjian.

VII. This Addendum I is effectively starting on 16 November 2022 (the **"Effective Date")** and is valid until the expiry of the Term of Agreement.

VIII. Sepanjang tidak ditentukan lain dalam Addendum I ini, maka seluruh ketentuan pada Perjanjian tetap berlaku dan mengikat Para Pihak dan merupakan satu kesatuan yang tidak terpisahkan dengan Addendum I ini.

VIII. Unless expressly stated otherwise in this Addendum I, other provision in the Agreement shall remain in force and binding upon the Parties and shall be treated as an integral part of this Addendum I.

Demikianlah Addendum I ini dibuat dan dapat ditandatangani secara elektronik yang memiliki kekuatan hukum yang sama dengan tanda tangan basah asli yang berlaku sejak Tanggal Efektif. Apabila karena sebab apapun, tanda tangan basah asli diperlukan setelah Addendum I ini telah ditandatangani secara elektronik, Para Pihak sepakat akan memberikan tanda tangan basah aslinya atas Addendum I ini, yang dibuat dalam 2 (dua) rangkap.

Thus, this Addendum I is made and may be executed electronically which has same legal effect as original physical signatures which prevail as of the Effective Date. If physical signature is otherwise required after this Addendum I has been executed by electronic means due to any reason whatsoever, the Parties agree that will provide its physical signature to this Addendum I made in 2 (two) copies.

PT E2Pay Global Utama

METERAI TEMPEL
10000
B977CAKX199328868

Nama/Name : Cecil Constantino A.
Jabatan/Title : Direktur Utama/ *President Director*

PT Walletku Indompet Indonesia

WALLETKU INDOMPET INDONESIA
walletku
HEAD QUARTER

Nama/Name : Tri Putra Permadi
Jabatan/Tit/e : Direktur *UtamalPresident Director*

Lampiran 3/Appendix 3
Definisi/Definitions

(a) **"Hari Kerja"** adalah hart beroperasinya layanan kliring atau RTGS perbankan untuk umum di Indonesia, yang merupakan hart kerja bank sesuai dengan ketentuan Bank Indonesia.

(a) **"Business Days"** means the day when clearing services or RTGS from public banking in Indonesia operate, which are the business days for the common banks in accordance with the provisions of Bank Indonesia.

(b) **"Hari Kalender"** adalah semua hart dalam kalender tanpa terkecuali termasuk hart minggu dan hart libur nasional yang sewaku-waktu ditetapkan oleh pemerintah dan hart kerja biasa yang karena suatu keadaan tertentu ditetapkan oleh pemerintah sebagai bukan hart kerja biasa.

(b) **"Calendar Days"** means all days in calendar no any exception including Monday and national holidays that at any time established by the government and ordinary business days that is a certain circumstance is set by the government as not a regular weekdays.

(c) **"Uang Elektronik"** adalah alat pembayaran di mana nilai uang disimpan secara elektronik dalam media seperti server atau chip yang besar nilai uangnya sama dengan nilai uang yang disetor dahulu oleh pemegang kepada penerbit.

(c) **"Electronic Money"** means a payment tool where the value of money is stored electronically in media such as servers or chips that the large of its value money equal to the value of money deposited by holder to issuer.

(d) **"Application Programming Interface"** yang selanjutnya disingkat API adalah seperangkat protokol dan instruksi yang memfasilitasi interkoneksi antaraplikasi.

(d) **"Application Programming Interface",** abbreviated as API, means a set of protocol and instruction which facilitates the interconnection between each application.

(e) "Open **API Pembayaran"** adalah API yang digunakan secara terbuka yang akses keterhubungannya diberikan berdasarkan perjanjian kerja sama antara E2Pay dan pengguna layanan dalam pemrosesan transaksi pembayaran.

(e) **"Payment Open API"** means an openly used API whose connectivity access is provided under a Cooperation Agreement between E2Pay and user of the Payment Open API service in processing payment transactions.

(f) **"BI SNAP"** adalah Standar Nasional Open API Pembayaran yang ditetapkan oleh Bank Indonesia.

(f) **"BI SNAP"** means the National Payment Open API Standard which stipulated by Bank Indonesia.

(g) **"User/Customer"** adalah orang perorangan yang secara bersama-sama merupakan pihak yang menggunakan layanan jasa dan terdaftar pada Platform Walletku.

(g) **"User/Customer"** means a person who acts as a party that uses services and is registered in Walletku Platform.

(h) **"Konsumen"** adalah pihak yang memanfaatkan jasa E2Pay melalui Walletku yang transaksinya dilakukan melalui layanan Open API Pembayaran berbasis SNAP.

(h) **"Consumer"** means the party which utilizes services provided by E2Pay through Walletku whose transactions are done within the SNAP-based Payment Open API services.